SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

COMMON STOCKS — 93.44%	Shares	Fair Value

Aerospace & Defense — 3.85%
Lockheed Martin Corp.	1,338	$ 441,875

Banking — 2.31%
U.S. Bancorp	5,306	265,300

Beverages — 3.62%
Coca-Cola Co. (The)	6,381	312,605
Molson Coors Brewing Co., Class B	2,300	102,235
		414,840
Biotech & Pharma — 10.81%
Biogen, Inc.(a)	1,367	373,027
Bristol-Myers Squibb Co.	6,411	393,187
Gilead Sciences, Inc.	7,701	472,841
		1,239,055
Chemicals — 2.69%
PPG Industries, Inc.	2,284	307,929

Commercial Support Services — 3.98%
FTI Consulting, Inc.(a)	2,061	236,087
Waste Management, Inc.	1,983	219,895
		455,982
Electric Utilities — 21.25%
AES Corp.	15,454	410,458
Dominion Energy, Inc.	6,938	474,004
Duke Energy Corp.	5,632	482,044
Exelon Corp.	5,649	218,051
NextEra Energy, Inc.	5,121	376,291
PPL Corp.	18,192	476,448
		2,437,296
Food — 13.63%
Campbell Soup Co.	9,808	446,068
Hershey Co. (The)	1,403	204,347
J.M. Smucker Co. (The)	2,466	276,192
Kraft Heinz Co. (The)	7,238	263,318
Tyson Foods, Inc., Class A	5,510	372,862
		1,562,787
Home & Office Products — 2.20%
Newell Brands, Inc.	10,871	251,881

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS - continued
February 28, 2021 (Unaudited)

COMMON STOCKS — 93.44% - continued	Shares	Fair Value
Insurance — 2.24%
Berkshire Hathaway, Inc., Class B(a)	1,066	$ 256,384

Internet Media & Services — 2.02%
Facebook, Inc., Class A(a)	900	231,858

Medical Equipment & Devices — 2.14%
Becton, Dickinson and Co.	1,019	245,732

Metals & Mining — 7.55%
Agnico Eagle Mines Ltd. (Canada)	11,534	644,404
Pan American Silver Corp. (Canada)	6,725	222,060
		866,464
Oil & Gas Producers — 2.08%
Chevron Corp.	2,386	238,600

REIT — 4.14%
GEO Group, Inc. (The)	12,784	92,045
Iron Mountain, Inc.	3,940	137,073
Prologis, Inc.	2,478	245,495
		474,613
Technology Hardware — 4.63%
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	42,368	530,871

Telecommunications — 2.43%
AT&T, Inc.	9,969	278,035

Transportation & Logistics — 1.87%
United Parcel Service, Inc., Class B	1,359	214,491

Total Common Stocks (Cost $9,788,693)		10,713,993

MONEY MARKET FUNDS - 9.19%

Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.01%(b)	1,053,072	1,053,072

Total Money Market Funds (Cost $1,053,072)		1,053,072

Total Investments — 102.63% (Cost $10,841,765)		11,767,065

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS - continued
February 28, 2021 (Unaudited)

MONEY MARKET FUNDS - 9.19% - continued	Fair Value

Liabilities in Excess of Other Assets — (2.63)%	$ (301,980)

NET ASSETS — 100.00%	$ 11,465,085

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of February 28, 2021.

ADR	- American Depositary Receipt.

At February 28, 2021, the net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Gross unrealized appreciation	$1,284,445
Gross unrealized depreciation	(402,252)
Net unrealized appreciation/(depreciation) on investments	$882,193
Tax cost of investments	$10,884,872

See accompanying notes which are an integral part of these financial statements.

Symons Value Institutional Fund

Related Footnotes to the Schedule of Investments

February 28, 2021

(Unaudited)

The Symons Value Institutional Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements - The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values

Symons Value Institutional Fund

Related Footnotes to the Schedule of Investments - continued

February 28, 2021 – (Unaudited)

its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with Unified Series Trust’s valuation policies, Symons Capital Management, Inc. LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2021:

		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 10,713,993	$ -	$ -	$10,713,993
Money Market Funds	1,053,072	-	-	1,053,072
Total	$ 11,767,065	$ -	$ -	$11,767,065
* Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.